ITW Conference Call

Third Quarter

2005

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2005………………….… Ron Kropp

4.

Q & A………………......…………John Brooklier/Ron Kropp

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and operating results for the fourth quarter and full-year 2005 and the company’s earnings and acquired revenue forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food retail and service, or real estate markets, (2) deterioration in business and economic conditions, particularly in North America, the European Community and Australia,
(3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-0666

No pass code necessary

Telephone replay available through midnight of
November 2, 2005

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2004

2005

Q3

Q3

Amount

%

Operating Revenues

2,967.2

3,257.6

290.4

9.8%

Operating Income

512.2

619.2

107.0

20.9%

% of Revenues

17.3%

19.0%

1.7%

Income From Continuing Operations

Income Amount

330.1

408.2

78.1

23.7%

Income Per Share-Diluted

1.09

1.43

0.34

31.2%

Average Invested Capital

7,533.8

8,122.1

(588.3)

-7.8%

Return on Average Invested Capital

17.9%

20.7%

2.8%

Free Operating Cash Flow

403.3

506.6

103.3

25.6%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

4.1%

9.5%

0.9%

Nonvolume-related

-

4.0%

0.7%

Total

4.1%

13.5%

1.6%

Acquisitions / Divestitures

3.9%

2.4%

-0.3%

Translation

0.8%

1.2%

0.1%

Impairment

-

-

-

Restructuring

-

-2.7%

-0.5%

Leasing & Investments

1.1%

6.5%

0.8%

Intercompany

-0.1%

-

-

Total

9.8%

20.9%

1.7%

ITW
Leasing & Investments

2004

2005

Q3

Q3

Amount

%

Operating Revenues

23.6

57.6

34.0

144.3%

Operating Income

20.2

53.5

33.3

164.4%

Operating Margins

85.8%

92.8%

7.0%

F(U) Last Year

ITW
Non Operating & Taxes

2004

2005

Q3

Q3

Amount

%

Operating Income

512.2

619.2

107.0

20.9%

Interest Expense

(18.5)

(18.2)

0.3

Other Income

6.4

(0.8)

(7.2)

Income From Continuing Operations-P/T

500.1

600.2

100.1

20.0%

Income Taxes

170.0

192.0

(22.0)

% to Pre Tax Income

34.0%

32.0%

2.0%

Income From Continuing Operations-A/T

330.1

408.2

78.1

23.7%

F(U) Last Year

ITW
Invested Capital

9/30/04

6/30/05

9/30/05

Trade Receivables

1,983.6

2,134.2

2,168.6

Days Sales Outstanding

60.2

58.3

59.9

Inventories

1,142.5

1,274.5

1,229.7

Months on Hand

1.8

1.8

1.8

Other Current Assets

360.1

299.7

303.2

Accounts Payable & Accruals

(1,910.1)

(1,583.6)

(1,641.8)

Operating Working Capital

1,576.1

2,124.8

2,059.7

% to Revenue(Prior 4 Qtrs.)

14%

17%

16%

Net Plant & Equipment

1,807.9

1,822.2

1,825.5

Investments, net of  L&I Debt

820.9

855.4

874.9

Goodwill

2,686.8

2,834.8

2,877.8

Other, net

663.0

479.3

489.8

Invested Capital

7,554.7

8,116.5

8,127.7

ITW
Debt & Equity

9/30/04

6/30/05

9/30/05

Total Capital

Short Term Debt

97.1

696.8

378.6

Long Term Debt

924.0

967.2

965.5

Total Debt

1,021.1

1,664.0

1,344.1

Stockholders' Equity

7,543.3

7,427.2

7,281.1

Total Capital

8,564.4

9,091.2

8,625.2

Less:

Leasing & Investments Debt

(79.4)

(116.0)

(146.3)

Cash

(930.3)

(858.7)

(351.2)

Net Debt & Equity

7,554.7

8,116.5

8,127.7

Debt to Total Capital

12%

18%

16%

ITW
Cash Flow

2004

2005

Q3

Q3

Net Income

330.1

408.2

Adjust for Non-Cash Items

12.3

119.5

Changes in Operating Assets & Liabilities

110.2

31.6

Net Cash From Operating Activities

452.6

559.3

Additions to Plant & Equipment

(68.1)

(71.3)

Proceeds from Investments

18.8

18.6

Free Operating Cash Flow

403.3

506.6

Stock Repurchase

(943.0)

(469.1)

Acquisitions

(62.1)

(112.6)

Purchase of Investments

(7.0)

(18.0)

Dividends

(73.6)

(79.9)

Debt

38.4

(318.7)

Other

37.1

(15.6)

Net Cash Decrease

(606.9)

(507.3)

ITW
Return on Average Invested Capital

2004

2005

F(U)

Current Quarter

Q3

Q3

Prior Yr.

Operating Income after Taxes

338.1

421.1

83.0

Operating Margins

11.4%

12.9%

1.5%

Average Invested Capital

7,533.8

8,122.1

(588.3)

Capital Turnover

1.58

1.60

0.02

Return on Average Invested Capital

17.9%

20.7%

2.8%

2004

2005

F(U)

Year to Date

Q3

Q3

Prior Yr.

Operating Income after taxes

1,004.1

1,131.5

127.4

Operating Margins

11.6%

11.8%

0.2%

Average Invested Capital

7,330.1

8,132.2

(802.1)

Capital Turnover

1.57

1.57

-

Return on Average Invested Capital

18.3%

18.6%

0.3%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

247

168

78

131

151

36

105

240

Purchase Price

Cash Paid

184

193

62

149

188

12

113

255

Stock Issued

2

-

-

-

-

-

-

-

Total

186

193

62

149

188

12

113

255

Number of Acquisitions

North America

Engineered Products

2

1

1

1

1

1

5

-

Specialty Systems

-

1

1

1

1

-

3

1

International

Engineered Products

5

2

-

1

-

1

-

-

Specialty Systems

3

4

1

-

1

1

3

-

Total

10

8

3

3

3

3

11

1

2004

2005

Key Economic Data

September ’05 ISM: moved up to 59.4% from 53.6% in August ’05;
new orders moved to 63.8% in September ’05 from 56.4% in August
’05

US Industrial Production (ex. Tech.): +1.6% in September ’05
compared to +1.9% in August ’05

Euro-Zone Purchasing Managers’ Index: 51.7% in September ’05
versus 50.4% in August ’05

Euro-Zone Industrial Production: +0.6% in July ’05 versus +0.7% in
June ’05

UK: -1.9% in August ’05

France: +1.0% in August ’05

Germany: +2.1% in August ’05

ITW
Engineered Products - North America

2004

2005

Q3

Q3

Amount

%

Operating Revenues

869.9

959.7

89.8

10.3%

Operating Income

149.4

180.9

31.5

21.1%

Operating Margins

17.2%

18.9%

1.7%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.3%

5.4%

0.5%

Nonvolume-related

-

12.2%

2.1%

Total

2.3%

17.6%

2.6%

Acquisitions / Divestitures

7.6%

3.8%

-0.8%

Translation

0.4%

0.3%

-

Impairment

-

-

-

Restructuring

-

-0.6%

-0.1%

Total

10.3%

21.1%

1.7%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +2% for Q3 ’05

ITW construction (Paslode/Buildex/Ramset/ITW Brands)
base revenues: +3% for Q3 ’05

            - new housing: +3% in Q3 ’05

            - renovation: +2% in Q3 ’05

            - commercial: +4% in Q3 ’05

Wilsonart (high pressure laminate): base revenues +1% in Q3
’05

            - basic laminate and flooring both posted modestly positive top line growth in Q3 ’05

Engineered Products - North America
Key Points

Auto base revenues: +3% for Q3 ’05

Big 3 build rates: -1% for Q3 ’05

GM: -4%

Ford: -7%

Chrysler: +12%

Transplants: +9%

Big 3 inventories: 69 days at 9-30-05

GM: 58 days

Ford: 74 days

Chrysler: 83 days

New domestics’ inventories: 43 days at 9-30-05

ITW Big 3 auto build forecast for 2005:

Down 4% to 5% for full year ’05

Down 1% for Q4 ’05

Industrial: base revenues +3% for Q3 ’05

Top performers: Minigrip/ZipPak, Fluid Products

Industrial plastics declines nearly 10% due to increased
global competition

ITW
Engineered Products - International

2004

2005

Q3

Q3

Amount

%

Operating Revenues

624.2

656.8

32.6

5.2%

Operating Income

96.0

100.3

4.3

4.5%

Operating Margins

15.4%

15.3%

-0.1%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

-0.7%

-1.8%

-0.2%

Nonvolume-related

-

3.0%

0.5%

Total

-0.7%

1.2%

0.3%

Acquisitions / Divestitures

4.5%

4.6%

-

Translation

1.4%

2.8%

0.2%

Impairment

-

-

-

Restructuring

-

-4.1%

-0.6%

Total

5.2%

4.5%

-0.1%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +1% in Q3 ’05

Europe: +1% (growth in Spain, France & Nordic countries)

Austral-Asia: -1% (commercial/new housing weakness in
Australia/New Zealand)

Wilsonart Intl.: +9% (good activity in Thailand, China &
Germany)

Automotive base revenues: -3% in Q3 ’05

Builds: -2% in Q3 ’05

Daimler/Chrysler: -10.9%; Fiat: -8.5%; GM: -7.8%;
Citroen/Peugeot: -6.4%; VW: +8.6%; BMW: +5.1%

ITW forecast: FY ’05 auto builds down 1% - 2%

Industrial base revenues: -2% in Q3 ’05

Industrial plastics: -12%; electronic component packaging:
-3%; fluid products: +4%; polymers: +3%

ITW
Specialty Systems - North America

2004

2005

Q3

Q3

Amount

%

Operating Revenues

964.8

1,054.3

89.5

9.3%

Operating Income

165.6

211.5

45.9

27.7%

Operating Margins

17.2%

20.1%

2.9%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

8.2%

19.2%

1.7%

Nonvolume-related

-

6.3%

1.0%

Total

8.2%

25.5%

2.7%

Acquisitions / Divestitures

0.5%

0.3%

-

Translation

0.6%

0.8%

-

Impairment

-

-

-

Restructuring

-

1.1%

0.2%

Total

9.3%

27.7%

2.9%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 20+% growth in Q3 ’05 due
primarily to demand for replacement products and
new product introductions

Food Equipment base revenues: 1% growth in Q3 ’05;
restaurant/institutional customers and parts/service
activity offset food retail weakness

Marking & Decorating: +7% base revenue growth

Finishing: +6% base revenue growth

Industrial Packaging: +1% base revenue growth;
dealing with pricing issues related to resins

ITW
Specialty Systems - International

2004

2005

Q3

Q3

Amount

%

Operating Revenues

591.5

639.0

47.5

8.0%

Operating Income

81.1

73.0

(8.1)

-9.9%

Operating Margins

13.7%

11.4%

-2.3%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

4.5%

12.8%

1.1%

Nonvolume-related

-

-13.0%

-1.7%

Total

4.5%

-0.2%

-0.6%

Acquisitions / Divestitures

2.8%

2.1%

-0.1%

Translation

0.7%

1.8%

0.2%

Impairment

-

-

-

Restructuring

-

-13.6%

-1.8%

Total

8.0%

-9.9%

-2.3%

% F(U) Prior Year

Specialty Systems - International
Key Points

Industrial packaging: base revenues continued to grow in
Q3 ’05:

      -Europe: +5%

      -Asia: +6%

Food Equipment: base revenues +2% in Q3 ’05; most
growth emanating from demand in U.K. and Germany

Welding: base revenue grew 13% in Q3 ’05

Finishing: base revenues grew 7% in Q3 ’05

ITW
2005 Forecast

Mid

Low

High

Point

4th Quarter

Base Revenues

2.0%

4.0%

3.0%

Income Per Share-Diluted

$1.34

$1.40

$1.37

%F(U) 2004

11%

16%

13%

Full Year

Base Revenues

4.1%

4.6%

4.3%

Income Per Share-Diluted

$5.12

$5.18

$5.15

%F(U) 2004

17%

18%

17%

ITW 2005 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $600 to $800 million
range.

Restructuring cost of $40 to $60 million.

No further impairment of goodwill or intangibles.

Leasing & Investments income of $95 to $105
million, which is lower than 2004 by $25 to $35
million.

Tax rate of 32.0% for the 4th quarter and the full
year.

ITW Conference Call

 Q & A

Third Quarter

2005